UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 19, 2008

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-12675	95-4598246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California                                                                                                           90064
                         (Address of principal executive offices)                                                                                                                               (Zip Code)

Registrant’s telephone number, including area code:  (310) 481-8400

 N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Kilroy Realty Corporation (the “Company”) is filing this current report on Form 8-K to provide a summary of certain United States federal income tax considerations that supersedes, in its entirety, each section entitled “Material Federal Income Tax Considerations” or "United States Federal Income Tax Considerations" contained in the Company’s registration statements remaining effective as of, and filed prior to, the date of this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

99.1	United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KILROY REALTY CORPORATION
Date: May 19, 2008
	By:	/s/ Heidi R. Roth
Heidi R. Roth
Senior Vice President and Controller